Exhibit 99.2

MERGER FAQS

For Employees

Why are we merging with 1st Constitution?

Merging with a larger, strongly capitalized bank which has a broader array of products and services will help us better serve our customers and provide greater opportunities to our employees.

Will all employees keep their jobs?

1st Constitution will keep as many SCB employees as possible. Representatives of 1st Constitution will be meeting with our employees to begin the integration process. However, any full time SCB employee who has been employed for at least a year and who is not retained as a result of the merger (absent termination for cause) or who is terminated within twelve (12) months from the closing date will receive two (2) weeks of base pay for each full year of employment subject to a minimum of four (4) weeks and a maximum of twenty six (26) weeks.

What will happen to my benefits?

All employees who remain with the merged entity will be transitioned to 1st Constitution’s benefit plans, with prior service credit for their employment with SCB. As part of the integration process, 1st Constitution representatives will be meeting with employees to review benefit information.

When will the merger be completed?

We expect the merger to be completed in the fourth quarter.

Will any of SCB’s branches be closed?

We do not currently expect any of SCB’s branches to be closed as part of the merger.

Who should I talk to with questions?

You should direct any questions or concerns to your direct manager.

For Customers

Why is SCB merging with 1st Constitution?

Merging with a larger, strongly capitalized bank which has a broader array of products and services will help us better serve our customers and provide greater opportunities to our employees.

How will the merger impact me and my business?

The merger will result in a bank with increased lending capacity and an expanded footprint, which will be even better positioned to give our customers access to the financial resources and state of the art technology they need to be successful.

Will the terms of my loan change?

No – the terms of your existing loan will not change as a result of the merger.

Will the terms of my deposit account change?

SCB deposit accounts will be converted into the most similar deposit product offered by 1st Constitution. You will receive more information on any changes to the terms of your deposit account as we get closer to the closing of the merger.

Will any of SCB’s branches be closed?

We do not currently expect any of SCB’s branches to be closed as part of the merger.

Will my contact change at SCB?

There will be no changes to your bank contact at this time.

Who should I contact with any questions?

Any questions should be directed at your current SCB customer service contact or your Branch manager.

When will the merger be completed?

We expect the merger to be completed in the fourth quarter.

For Shareholders

Why is SCB merging with 1st Constitution?

Merging with a larger, strongly capitalized bank which has a broader array of products and services will help us better serve our customers and provide greater opportunities to our employees and provide for a greater short and long term return to our shareholders.

What will I receive in the merger?

Under the terms of the merger agreement, Shore shareholders will receive 0.8786 of a share of 1st Constitution common stock, $16.50 in cash, or a combination of 1st Constitution common stock and cash, subject to adjustment as set forth in the merger agreement, for each share of Shore common stock that they own. The mix of the consideration will be approximately 55% stock and 45% cash. You will receive a detailed proxy statement containing more information regarding the terms of the merger of the election and proration process.

Do I need to do anything now? What will happen to my stock?

You do not need to do anything now. In advance of our special meeting of shareholders to vote on the transaction, you will receive a joint proxy statement/prospectus that will contain detailed information about the terns of the merger, how to vote and the election and proration process. Nothing will change regarding your stock until the closing of the transaction, which is expected in the fourth quarter.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between 1st Constitution Bank (the “Bank”), a wholly-owned subsidiary of 1st Constitution Bancorp (“1st Constitution”), and Shore Community Bank (“Shore”) (the “Merger”), constitute forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue influence on these forward-looking statements, which are based upon the current beliefs and expectations of the management of each of the companies. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements.

We undertake no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Merger, 1st Constitution intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”).  1st Constitution may file other documents with the Commission regarding the proposed Merger. A definitive proxy statement/prospectus will be mailed to the shareholders of Shore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available), including the proxy statement/prospectus, and other documents containing information about 1st Constitution at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from 1st Constitution (when available) by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Certain Information Regarding Participants

1st Constitution, Shore, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Shore’s shareholders in respect of the proposed Merger.  Information regarding the directors and executive officers of 1st Constitution may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders, which was filed with the Commission on April 19, 2019 and can be obtained free of charge from the Commission’s website at www.sec.gov or from 1st Constitution by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of Shore may be found in its proxy statement relating to its 2019 Annual Meeting of Shareholders, which can be obtained free of charge from Robert T. English, President and Chief Executive Officer, Shore Community Bank, at 1012 Hooper Avenue, Toms River, New Jersey 08753, telephone (732) 240-5800.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.